April 29, 1998


Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Indiana Energy, Inc.'s
Current Report on Form 8-K.

Very truly yours,



/s/ Douglas S. Schmidt
Douglas S. Schmidt



                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549





                               FORM 8-K


                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):   April 29, 1998




                      INDIANA ENERGY,INC.
         (Exact name of registrant as specified in its charter)




            INDIANA                  1-9091            35-1654378
(State or other jurisdiction   (Commission File No.)   (IRS Employer
 of incorporation)                                      Identification
                                                        Number)


       1630 North Meridian Street, Indianapolis, Indiana  46202
            (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:   (317) 926-3351

Item 5.    Other Events

On April 29, 1998, Indiana Energy, Inc. (the company) released unaudited summary financial information to the investment community regarding the company's results of operations, financial position and cash flows for the three-, six- and twelve-month periods ended March 31, 1998. The financial information released is included herein. This information is summary in nature, does not include footnote disclosures and should not be considered complete financial statements.

Item 7.    Exhibits

99     Financial Analyst Report - Second Quarter 1998



                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INDIANA ENERGY, INC.
                                    Registrant




Dated April 29, 1998     /s/Niel C. Ellerbrook
                         Niel C. Ellerbrook
                         President and Chief Operating Officer



Dated April 29, 1998     /s/Jerome A. Benkert
                         Jerome A. Benkert
                         Vice President and Controller